Exhibit  31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

I,  H.  Douglas  Saathoff,  certify  that:

1.   I have  reviewed this quarterly report on Form 10-Q of Nighthawk Systems, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or  omit  to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to  the period covered by this report;

3.   Based on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  report,  fairly  present  in  all material respects  the  financial condition, results of operations and cash flows of the  small  business  issuer  as of, and for, the periods presented in this report;

4.   I am responsible  for  establishing and maintaining disclosure controls and procedures  (as  defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the  small  business  issuer  and  have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  my supervision, to ensure that material information relating to the small business  issuer,  including  its  consolidated  subsidiaries, is made known  to  me by others within those entities, particularly during the period  in  which  this  report  is  being  prepared;  and

     b)   evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls  and  procedures  and presented in this report my conclusions  about  the  effectiveness  of the disclosure controls and procedures,  as  of the end of the period covered by this report based on  such  evaluation;  and

     c)   disclosed  in  this  report  any  change  in  the  small  business issuer's  internal  control  over  financial  reporting  that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   I have  disclosed,  based  on my most recent evaluation of internal control over  financial  reporting, to the small business issuer's auditors and the audit  committee  of  the  small  business  issuer's board of directors (or persons  performing  the  equivalent  functions):

     a)   all significant  deficiencies  and  material  weaknesses  in  the design or operation of internal control over financial reporting which are  reasonably likely to adversely affect the small business issuer's ability  to  record, process,  summarize  and  report  financial information;  and

     b)   any fraud,  whether  or  not  material,  that  involves  management or other  employees  who  have  a  significant role in the small business issuer's  internal  controls  over  financial  reporting.

May 15, 2008	By:	/s/ H. Douglas Saathoff
H. Douglas Saathoff Chief Executive Officer and Principal Accounting and Financial Officer